Hotchkis & Wiley Funds

Supplement dated May 20, 2016 to the Prospectus and Statement of Additional Information dated August 28, 2015 of:

Small Cap Diversified Value Fund

The following information replaces similar disclosure under the “The Management Team” sub-heading “Management of the Funds – The Advisor” section of the prospectus:

Effective July 1, 2016, for its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Small Cap Diversified Value Fund of 0.65% of average daily net assets.

Effective July 1, 2016, the Advisor has agreed to waive fees or make reimbursement so that the regular annual operating expenses of the Small Cap Diversified Value Fund are Class I – 0.90%, Class A – 1.15% and Class C – 1.90%.

The following information replaces similar disclosure under “Management” sub-heading “Investment Advisory Agreements” section of the statement of additional information:

Effective July 1, 2016, the advisory fee rate for the Small Cap Diversified Value Fund is 0.65% of average daily net assets.

Effective July 1, 2016, the information on the annual cap on expenses is updated for the Small Cap Diversified Value Fund to reflect the following limitation: Class I – 0.90%, Class A – 1.15% and Class C – 1.90%.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE